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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:   May 30, 2001
Date of earliest event reported:    January 29, 2001


                          RELIANCE GROUP HOLDINGS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-8278                13-3082071
   -----------------------  ---------------------------  -----------------
      (State or other        (Commission File Number)     (IRS Employer
      jurisdiction of                                     Identification
       incorporation)                                          No.)

                   5 Hanover Square
                   New York, New York                            10005
              -----------------------------                    ---------
        (Address of principal executive offices)               (Zip Code)


                                 (212) 858-3600
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
            --------------------------------------------------------
             (Former name or address, if changed since last report)
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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 29, 2001, the Registrant's subsidiary, Reliance Insurance Company ("RIC"), consented to the entry of an Order of Rehabilitation by the Commonwealth Court of Pennsylvania upon petition by the Insurance Department of Pennsylvania. On May 29, 2001, an Order of Rehabilitation of the Commonwealth Court of Pennsylvania was entered.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

10.1 Order of Rehabilitation, dated May 29, 2001, of the Commonwealth Court of Pennsylvania.





















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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under signed hereunto duly authorized.


                                    RELIANCE GROUP HOLDINGS, INC.
                                    (Registrant)


                                    By  /s/ George E. Bello
                                    --------------------------------------------
                                    Name:  George E. Bello
                                    Title: President and Chief Executive Officer


DATE:  May 30, 2001














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                                  EXHIBIT INDEX

Exhibit
Number       Exhibit
------       -------

10.1 Order of Rehabilitation, dated May 29, 2001, of the Commonwealth Court of Pennsylvania

























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